MUNIYIELD
PENNSYLVANIA
INSURED FUND



FUND LOGO



Semi-Annual Report

April 30, 2000


MuniYield Pennsylvania Insured Fund seeks to provide shareholders with as high a level of current income exempt from Federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and Pennsylvania income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Pennsylvania Insured Fund for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.


MuniYield Pennsylvania
Insured Fund
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MUNIYIELD PENNSYLVANIA INSURED FUND



The Benefits and
Risks of
Leveraging

MuniYield Pennsylvania Insured Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, their price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.



MuniYield Pennsylvania Insured Fund, April 30, 2000


DEAR SHAREHOLDER

For the six months ended April 30, 2000, the Common Shares of MuniYield Pennsylvania Insured Fund earned $0.406 per share income dividends, which included earned and unpaid dividends of $0.070. This represents a net annualized yield of 6.01%, based on a month-end per share net asset value of $13.54. Over the same period, the total investment return on the Fund's Common Shares was +2.82%, based on a change in per share net asset value from $13.62 to $13.54, and assuming reinvestment of $0.404 per share income dividends.

For the six-month period ended April 30, 2000, the Fund's Auction
Market Preferred Shares had an average yield of 3.82% for Series A and 3.46% for Series B.

The Municipal Market Environment
Since October 1999 through mid-January 2000, fixed-income bond yields rose steadily higher. US economic growth, in part intensified by Year 2000 preparations, grew at a 7.3% rate in the fourth quarter of 1999 and at a 4.2% annual rate for all of 1999. Initial estimates for the first quarter of 2000 were reported at 5.4%. However, despite these significant growth rates, no price measure indicator has shown any considerable signs of future price pressures at the consumer level, despite the lowest unemployment rates since January 1970. Given no signs of an economic slowdown, the Federal Reserve Board continued to raise short-term interest rates in November 1999 and again in February and March 2000. In each instance, the Federal Reserve Board cited both the continued growth of US employment and the impressive strength of the US equity markets as reasons for attempting to moderate US economic growth before inflationary price increases are realized. By mid-January 2000, US Treasury bond yields rose 60 basis points (0.60%) to 6.75%. Similarly, as measured by the Bond Buyer Revenue Bond Index, long-term tax-exempt bond yields rose approximately 20 basis points to 6.35%.

Since mid-January, fixed-income markets have largely ignored strong economic fundamentals and concentrated on very positive technical supply factors. Declining bond issuance, both current, and more importantly, expected future issuance, helped push bond yields lower from mid-January to mid-April 2000. In late January and early February 2000, the US Treasury announced its intention to reduce the number of issues to be auctioned in the quarterly Treasury note and bond auctions. Furthermore, budgetary surpluses would allow the US Treasury to repurchase outstanding, higher-couponed Treasury issues, primarily in the 15-year and longer-term maturity sectors. Both these actions would result in a significant reduction in the outstanding supply of long-term US Treasury debt. Domestic and international investors quickly began to accumulate what was expected to become a scarce commodity and bond prices quickly rose.

By mid-April 2000, US Treasury bond yields had declined over 100 basis points to 5.67%. However, bond yields rose somewhat during the last two weeks of the period as economic statistics were released, indicating that the economic strength seen in late 1999 was continuing into early 2000. The decline in long-term US Treasury bond yields resulted in an inverted taxable yield curve as short-term and intermediate-term interest rates have not fallen proportionately since the Federal Reserve Board is expected to continue to raise short-term interest rates. The current inversion has had much more to do with debt reduction and Treasury buybacks than with investor expectations of slower economic growth. Over the last six months, long-term US Treasury bond yields have fallen almost 20 basis points to close the six-month period ended April 30, 2000 at 5.96%.

Tax-exempt bond yields have also declined in recent months. The decline has largely been in response to the rally in US Treasury securities, as well as a continued positive technical supply environment. States such as California and Maryland have announced that their large current and anticipated future budget surpluses will permit the cancellation or postponement of expected bond issuance. Additionally, some issuers have also initiated tenders to repurchase existing debt, reducing the supply of tax-exempt bonds in the secondary market as well. Since their recent peak in January 2000, long-term municipal bond yields declined over 25 basis points to finish the six-month period ended April 30, 2000 at 6.07%. During the last six months, municipal bond yields declined just 10 basis points overall.

The relative underperfomance of the municipal bond market in recent months has been especially disappointing given the strong technical position the tax-exempt bond market enjoyed. The issuance of long-term tax-exempt securities has dramatically declined. Over the last year, $203 billion in new long-term municipal securities was issued, a decline of almost 25% compared to the same period a year earlier. For the six months ended April 30, 2000, approximately $90 billion in new tax-exempt bonds was underwritten, a decline of more than 25% compared to the same period in 1999. Although investors received over $30 billion in coupon payments, bond maturities, and the proceeds from early bond redemptions, coupled with the highest municipal bond yields in three years, overall investor demand has diminished. Long-term municipal bond mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. Over the last four months, tax-exempt mutual funds have had net redemptions of more than $8 billion. Also, the demand from property and casualty insurance companies has weakened as a result of the losses and anticipated losses incurred from a series of damaging storms across much of the eastern United States. Additionally, many institutional investors who have in recent years been attracted to the municipal bond market by historically attractive tax-exempt bond yield ratios of over 90% found other asset classes even more attractive. Even with a favorable supply position, tax-exempt municipal bond yields have underperformed their taxable counterparts.

Any significantly lower municipal bond yields are still likely to require weaker US employment growth and consumer spending. The actions taken in recent months by the Federal Reserve Board should eventually slow US economic growth. The recent declines in US home sales are perhaps the first sign that consumer spending is being slowed by higher interest rates. Until further signs develop, it is likely that the municipal bond market's current favorable technical position will dampen significant tax-exempt interest rate volatility and provide a stable environment for eventual improvement in municipal bond prices.

Portfolio Strategy
During the six-month period ended April 30, 2000, we continued our investment strategy of seeking to enhance the level of tax-exempt income and to decrease the price volatility of the Fund. We focused on purchasing premium couponed issues in the 11-year - 20-year maturity range and the sale of long duration bonds. Because of the steepness in the municipal bond market yield curve, these issues represented 90% - 95% of the yield available on the long end of the curve. This maturity sector also provided for greater protection from any volatility the market has experienced recently. We were prevented from fully reducing the Fund's duration because of a scarcity of new issues coming to market that could be defensively structured.

The Fund's cost of borrowing increased somewhat in recent months as short-term tax-exempt interest rates rose along with the adjustment evident in the taxable market. Long-term tax-exempt interest rates have actually declined modestly, causing the municipal yield curve to flatten. While this flattening has reduced the incremental yield enhancement resulting from leveraging the Fund's Common Shares, it is important to note that in contrast to the inverted shape of the USTreasury yield curve, the municipal yield curve remained positively sloped. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders).

Looking ahead, we expect to maintain our fully invested position in order to seek to enhance shareholder income. Because tax-exempt bond yields are expected to remain in a narrow range, we do not anticipate making any consequential changes to the Fund, and we expect to continue to maintain our present investment strategy. If either the US economy or equity markets display any major weakness, we may adopt a more positive stance in order to enhance portfolio appreciation.

In Conclusion
On February 7, 2000, the Fund acquired all of the net assets of MuniHoldings Pennsylvania Insured Fund and MuniVest Pennsylvania
Insured Fund pursuant to a plan of reorganization and was renamed
MuniYield Pennsylvania Insured Fund.

We appreciate your ongoing interest in MuniYield Pennsylvania
Insured Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(William R. Bock)
William R. Bock
Vice President and Portfolio Manager



June 2, 2000





MuniYield Pennsylvania Insured Fund, April 30, 2000


PROXY RESULTS

During the six-month period ended April 30, 2000, MuniYield
Pennsylvania Insured Fund's Common Shareholders voted on the following proposals. Proposals 1 and 2 were approved at a shareholders' meeting on April 27, 2000. Proposal 3 was approved on December 15, 1999. The description of each proposal and number of shares voted are as follows:

                                                                                    Shares Voted                Shares Withheld
                                                                                        For                       From Voting
1. To elect the Fund's Board of Trustees:    Terry K. Glenn                          5,563,213                      102,500
                                             Jack B. Sunderland                      5,563,213                      102,500
                                             Stephen B. Swensrud                     5,563,213                      102,500
                                             J. Thomas Touchton                      5,563,213                      102,500
                                             Fred G. Weiss                           5,563,212                      102,500
                                             Arthur Zeikel                           5,563,212                      102,500

                                                                                    Shares Voted   Shares Voted   Shares Voted
                                                                                        For          Against        Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                                 5,545,380        42,184         78,149

3. To approve the Agreement and Plan of Reorganization among the Fund, MuniVest Pennsylvania Insured Fund and
   MuniHoldings Pennsylvania Insured Fund.                                           3,233,518        61,099         86,082


During the six-month period ended April 30, 2000, MuniYield
Pennsylvania Insured Fund's Preferred Shareholders voted on the following proposals. Proposals 1 and 2 were approved at a shareholders' meeting on April 27, 2000. Proposal 3 was approved on December 15, 1999. The description of each proposal and number of shares voted are as follows:

                                                                                    Shares Voted                Shares Withheld
                                                                                        For                       From Voting
1. To elect the Fund's Board of Trustees: Terry K. Glenn, M. Colyer Crum,
   Laurie Simon Hodrick, Jack B. Sunderland, Stephen B. Swensrud,
   J. Thomas Touchton, Fred G. Weiss and Arthur Zeikel
   as follows:
                                             Series A                                   895                            0
                                             Series B                                   947                            0

                                                                                    Shares Voted   Shares Voted   Shares Voted
                                                                                        For          Against        Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent auditors for the current fiscal year as follows:
                                             Series A                                   895             0              0
                                             Series B                                   920            26              1

3. To approve the Agreement and Plan of Reorganization among the Fund, MuniVest Pennsylvania Insured Fund and
   MuniHoldings Pennsylvania Insured Fund.                                             1,593            0              7



MuniYield Pennsylvania Insured Fund, April 30, 2000


Portfolio
Abbreviations

To simplify the listings of MuniYield Pennsylvania Insured Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

ACES SM        Adjustable Convertible
               Extendible Securities
AMT            Alternative Minimum Tax
               (subject to)
COP            Certificates of Participation
GO             General Obligation Bonds
HFA            Housing Finance Agency
IDA            Industrial Development Authority
PCR            Pollution Control Revenue Bonds
RIB            Residual Interest Bonds
S/F            Single-Family
VRDN           Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
                S&P       Moody's   Face
STATE           Ratings   Ratings  Amount   Issue                                                                Value
Pennsylvania                                Allegheny County, Pennsylvania, COP (a):
--98.7%         NR*       Aaa     $ 2,500    5% due 12/01/2019                                                  $  2,209
                NR*       Aaa       1,000    5% due 12/01/2024                                                       858

                                            Allegheny County, Pennsylvania, Hospital Development Authority
                                            Revenue Bonds:
                AAA       Aaa       2,000    (Allegheny General Hospital Project), Series A, 6.25% due
                                             9/01/2020 (d)                                                         2,007
                NR*       VMIG1++   1,330    (Presbyterian University Hospital), ACES, Series B3, 5.15%
                                             due 3/01/2018 (f)                                                     1,330
                NR*       A2        3,000    (South Hills Health System), Series A, 6.50% due 5/01/2014            3,015

                AAA       Aaa       6,000   Allegheny County, Pennsylvania, Port Authority, Special
                                            Transportation Revenue Bonds, 6% due 3/01/2024 (d)                     6,053

                AAA       Aaa      14,500   Allegheny County, Pennsylvania, Sanitation Authority, Sewer
                                            Revenue Bonds, 5.375% due 12/01/2024 (d)                              13,465

                AAA       Aaa       2,550   Berks County, Pennsylvania, GO, Refunding, 5.85% due
                                            11/15/2018 (b)                                                         2,561

                AAA       Aaa       1,500   Boyertown, Pennsylvania, School District, GO, Refunding,
                                            6.10% due 9/01/2002 (a)(j)                                             1,543

                AAA       Aaa       1,000   Bucks County, Pennsylvania, IDA, Revenue Refunding Bonds
                                            (Grand View Hospital), Series A, 5.25% due 7/01/2021 (a)                 900

                NR*       Aaa       4,500   Bucks County, Pennsylvania, Water and Sewer Authority,
                                            Revenue Refunding Bonds (Neshaminy Interceptor Sewer System),
                                            5.60% due 6/01/2024 (a)                                                4,338

                                            Delaware County, Pennsylvania, IDA, PCR, Refunding:
                AA        P1          300    (BP Exploration and Oil), VRDN, 5.40% due 10/01/2019 (f)                300
                AAA       Aaa       2,000    (Philadelphia Electric Company Project), Series A, 7.375%
                                             due 4/01/2021 (a)                                                     2,078

                A1+       VMIG1++   5,000   Geisinger Authority, Pennsylvania, Health System Revenue
                                            Refunding Bonds (Penn State-Geisinger Health), VRDN, Series B,
                                            5.40% due 8/15/2028 (f)                                                5,000

                AAA       Aaa       4,000   Gettysburg, Pennsylvania, Municipal Authority, College
                                            Revenue Refunding Bonds, 5% due 8/15/2023 (d)                          3,483

                AAA       Aaa       3,280   Johnstown, Pennsylvania, GO, Refunding, 6.45% due
                                            10/01/2019 (b)                                                         3,402

                AAA       Aaa       7,000   Lehigh County, Pennsylvania, General Purpose Authority
                                            Revenue Bonds (Saint Luke's Hospital--Bethlehem), 6.25%
                                            due 7/01/2022 (a)                                                      7,060

                AAA       Aaa       6,000   Lehigh County, Pennsylvania, IDA, PCR, Refunding (Pennsylvania
                                            Power and Light Company Project), Series A, 6.40% due
                                            11/01/2021 (d)                                                         6,185

                AAA       Aaa       4,570   Lower Providence Township, Pennsylvania, Sewer Authority,
                                            Sewer Revenue Refunding Bonds, 5.25% due 5/01/2022 (d)                 4,159

                A         A3        1,500   Luzerne County, Pennsylvania, IDA, Exempt Facilities Revenue
                                            Bonds (Pennsylvania Gas and Water Company Project), AMT,
                                            Series B, 7.125% due 12/01/2022                                        1,582

                                            Luzerne County, Pennsylvania, IDA, Exempt Facilities Revenue
                                            Refunding Bonds (Pennsylvania Gas and Water Company
                                            Project), AMT, Series A:
                A         A3        2,500    7.20% due 10/01/2017                                                  2,636
                AAA       Aaa       5,000    7% due 12/01/2017 (a)                                                 5,372


MuniYield Pennsylvania Insured Fund, April 30, 2000


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
                S&P       Moody's   Face
STATE           Ratings   Ratings  Amount   Issue                                                                Value
Pennsylvania    AAA       Aaa     $ 1,000   Northeastern Pennsylvania, Hospital and Education Authority,
(concluded)                                 College Revenue Bonds (Luzerne County Community College),
                                            6.625% due 2/15/2005 (a)(j)                                         $  1,065

                AAA       Aaa       2,000   Northeastern Pennsylvania, Hospital and Education Authority,
                                            Health Care Revenue Bonds (Wyoming Valley Health Care),
                                            Series A, 5.25% due 1/01/2026 (a)                                      1,764

                AAA       NR*       4,000   Norwin, Pennsylvania, School District, GO, 6% due 4/01/2024 (b)        4,035

                BBB       Baa2      6,500   Pennsylvania Economic Development Financing Authority,
                                            Wastewater Treatment Revenue Bonds (Sun Company Inc.--
                                            R & M Project), AMT, Series A, 7.60% due 12/01/2024                    6,879

                AA+       Aa2       2,000   Pennsylvania HFA, Revenue Bonds, RIB, AMT, 7.614% due
                                            4/01/2025 (g)                                                          1,963

                AAA       Aaa       4,000   Pennsylvania HFA, Revenue Refunding Bonds (Rental Housing),
                                            6.50% due 7/01/2023 (e)                                                4,030

                AA+       Aa2       2,630   Pennsylvania HFA, S/F Mortgage Revenue Bonds, AMT,
                                            Series 34B, 7% due 4/01/2024 (h)                                       2,689

                                            Pennsylvania HFA, S/F Mortgage Revenue Refunding Bonds, AMT:
                AA+       Aa2       2,500    Series 39B, 6.875% due 10/01/2024                                     2,549
                AA+       Aa2       2,970    Series 41B, 6.65% due 4/01/2025                                       3,031
                AA+       Aa2       2,720    Series 60A, 5.85% due 10/01/2027                                      2,571
                AA+       Aa2       1,000    Series 62A, 5.50% due 10/01/2022                                        927
                AA+       Aa2       4,000    Series 67A, 5.90% due 10/01/2030                                      3,861

                AAA       Aaa       6,900   Pennsylvania Intergovernmental Co-Op Authority, Special Tax
                                            Revenue Refunding Bonds (Philadelphia Funding Program),
                                            5% due 6/15/2021 (b)                                                   6,064

                                            Pennsylvania State, GO, Refunding, First Series:
                AA        Aa3       8,605    6% due 1/15/2011                                                      9,070
                AAA       Aaa       5,770    6% due 1/15/2017 (d)                                                  5,926

                AAA       Aaa      11,000   Pennsylvania State, GO, Second Series, 5.75% due 10/01/2019 (d)       10,936

                AAA       Aaa       3,000   Pennsylvania State Higher Education Assistance Agency, Capital
                                            Acquisition Revenue Bonds, 5.875% due 12/15/2025 (d)                   2,966

                AAA       Aaa       6,000   Pennsylvania State Higher Education Assistance Agency, Student
                                            Loan Revenue Bonds, AMT, Series C, 7.15% due 9/01/2021 (a)             6,381

                AAA       Aaa       1,255   Pennsylvania State Higher Educational Facilities Authority,
                                            College and University Revenue Refunding Bonds (Duquesne
                                            University), Series A, 6.75% due 4/01/2020 (d)                         1,275

                                            Pennsylvania State Higher Educational Facilities Authority,
                                            Revenue Refunding Bonds:
                A1+       NR*       1,000    (Carnegie Mellon University), VRDN, Series A, 5.40% due
                                             11/01/2025 (f)                                                        1,000
                A1+       NR*       1,000    (Carnegie Mellon University), VRDN, Series B, 5.40% due
                                             11/01/2027 (f)                                                        1,000
                A1+       NR*         700    (Carnegie Mellon University), VRDN, Series C, 5.40% due
                                             11/01/2029 (f)                                                          700
                A1+       NR*         100    (Carnegie Mellon University), VRDN, Series D, 5.40% due
                                             11/01/2030 (f)                                                          100
                AA        Baa3      1,400    (Philadelphia University), 6% due 6/01/2029                           1,362
                AAA       Aaa       1,000    (Temple University), First Series, 5.25% due 4/01/2017 (d)              941
                AAA       Aaa       2,000    (Temple University), First Series, 5% due 4/01/2019 (d)               1,782

                AAA       Aaa       4,000   Pennsylvania State Turnpike Commission, Oil Franchise Tax
                                            Revenue Refunding Bonds, Senior Series A, 5% due 12/01/2023 (a)        3,480

                AAA       Aaa       6,800   Philadelphia, Pennsylvania, Authority for Industrial
                                            Development, Airport Revenue Bonds (Philadelphia Airport
                                            System Project), AMT, Series A, 5.125% due 7/01/2028 (b)               5,794

                AAA       Aaa       9,125   Philadelphia, Pennsylvania, Authority for Industrial
                                            Development, Lease Revenue Bonds (City of Philadelphia
                                            Project), Series A, 5.375% due 2/15/2027 (d)                           8,345

                AAA       Aaa       8,500   Philadelphia, Pennsylvania, GO, 5% due 3/15/2028 (c)                   7,262

                A1+       VMIG1++     200   Philadelphia, Pennsylvania, Hospitals and Higher Education
                                            Facilities Authority, Hospital Revenue Bonds (Children's
                                            Hospital of Philadelphia Project), VRDN, 5.40% due 3/01/2027 (f)         200

                AAA       NR*       3,000   Philadelphia, Pennsylvania, Hospitals and Higher Education
                                            Facilities Authority, Hospital Revenue Refunding Bonds
                                            (Presbyterian Medical Center), 6.65% due 12/01/2019 (i)                3,315

                AAA       Aaa       6,250   Philadelphia, Pennsylvania, Parking Authority, Airport
                                            Parking Revenue Bonds, 5.25% due 9/01/2022 (c)                         5,684

                AAA       Aaa       5,500   Philadelphia, Pennsylvania, Parking Authority, Parking
                                            Revenue Refunding Bonds, 5% due 2/01/2027 (a)                          4,719

                                            Philadelphia, Pennsylvania, School District, GO, Series B (a):
                AAA       Aaa       1,625    5.375% due 4/01/2022                                                  1,511
                AAA       Aaa       7,000    5.375% due 4/01/2027                                                  6,426

                AAA       Aaa       2,000   Philadelphia, Pennsylvania, Water and Wastewater Revenue
                                            Bonds, Series A, 5% due 8/01/2017 (a)                                  1,809

                AAA       Aaa       2,400   Philadelphia, Pennsylvania, Water and Wastewater Revenue
                                            Refunding Bonds, 6.25% due 8/01/2009 (d)                               2,565

                AAA       Aaa       3,070   Pittsburgh, Pennsylvania, GO, Series A, 5.65% due 9/01/2017 (b)        3,060

                                            Pittsburgh, Pennsylvania, Public Parking Authority, Parking
                                            Revenue Bonds (a):
                AAA       Aaa       1,460    5.80% due 12/01/2017                                                  1,471
                AAA       Aaa       1,525    5.85% due 12/01/2018                                                  1,535

                AAA       Aaa       2,000   Pittsburgh, Pennsylvania, Water and Sewer Authority, Water
                                            and Sewer System Revenue Refunding Bonds, First Lien, Series A,
                                            5% due 9/01/2018 (b)                                                   1,796

                                            Schuylkill County, Pennsylvania, IDA, Resource Recovery Revenue
                                            Refunding Bonds (Northeastern Power Company), VRDN (f):
                A1+       NR*       1,300    AMT, Series B, 5.95% due 12/01/2022                                   1,300
                A1+       NR*         600    Series A, 5.85% due 12/01/2022                                          600

                A-        NR*       2,520   Scranton-Lackawanna, Pennsylvania, Health and Welfare Authority,
                                            Revenue Refunding Bonds (University of Scranton Project),
                                            Series B, 6.50% due 3/01/2015                                          2,616

                                            Southeastern Pennsylvania Transportation Authority, Special
                                            Revenue Bonds (b):
                AAA       Aaa       2,525    5.375% due 3/01/2022                                                  2,360
                AAA       Aaa       2,000    Series A, 5.25% due 3/01/2017                                         1,887

                AA+       Aaa       3,985   Swarthmore Borough Authority, Pennsylvania, College Revenue
                                            Refunding Bonds, 6% due 9/15/2020                                      4,011

                AAA       Aaa       3,500   Washington County, Pennsylvania, Capital Funding Authority
                                            Revenue Bonds (Capital Projects and Equipment Program),
                                            6.15% due 12/01/2029 (a)                                               3,567

                Total Investments (Cost--$240,938)--98.7%                                                        239,716

                Other Assets Less Liabilities--1.3%                                                                3,121
                                                                                                                --------
                Net Assets--100.0%                                                                              $242,837
                                                                                                                ========


             (a)AMBAC Insured.
             (b)FGIC Insured.
             (c)FSA Insured.
             (d)MBIA Insured.
             (e)FNMA Collateralized.
             (f)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2000.
             (g)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2000.
             (h)FHA Insured.
             (i)Escrowed to maturity.
             (j)Prerefunded.
               *Not Rated.
              ++Highest short-term rating by Moody's Investors Service, Inc.

                See Notes to Financial Statements.


MuniYield Pennsylvania Insured Fund, April 30, 2000


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of April 30, 2000
Assets:             Investments, at value (identified cost--$240,938,024)                                   $239,715,932
                    Cash                                                                                          28,766
                    Receivables:
                      Interest                                                             $  3,546,200
                      Securities sold                                                           701,880        4,248,080
                                                                                           ------------
                    Prepaid expenses and other assets                                                             10,135
                                                                                                            ------------
                    Total assets                                                                             244,002,913
                                                                                                            ------------

Liabilities:        Payables:
                      Dividends to shareholders                                                 839,348
                      Reorganization costs                                                      212,471
                      Investment adviser                                                         12,380        1,064,199
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       101,711
                                                                                                            ------------
                    Total liabilities                                                                          1,165,910
                                                                                                            ------------

Net Assets:         Net assets                                                                              $242,837,003
                                                                                                            ============

Capital:            Capital Shares (unlimited number of shares authorized):
                      Preferred Shares, par value $.05 per share (3,520 shares
                      of AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                               $ 88,000,000
                      Common Shares, par value $.10 per share (11,434,069 shares
                      issued and outstanding)                                              $  1,143,407
                    Paid-in capital in excess of par                                        170,409,652
                    Undistributed investment income--net                                      1,124,017
                    Accumulated realized capital losses on investments--net                 (15,277,726)
                    Accumulated distributions in excess of realized capital gains
                    on investments--net                                                      (1,340,255)
                    Unrealized depreciation on investments--net                              (1,222,092)
                                                                                           ------------
                    Total--Equivalent to $13.54 net asset value per Common
                    Share (market price--$11.5625)                                                           154,837,003
                                                                                                            ------------
                    Total capital                                                                           $242,837,003
                                                                                                            ============

                   *Auction Market Preferred Shares.

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Six Months Ended April 30, 2000
Investment          Interest and amortization of premium and discount earned                                $  5,182,837
Income:

Expenses:           Investment advisory fees                                               $    438,781
                    Reorganization expenses                                                     312,948
                    Commission fees                                                              81,181
                    Transfer agent fees                                                          41,297
                    Professional fees                                                            34,970
                    Accounting services                                                          29,746
                    Trustees' fees and expenses                                                  14,844
                    Printing and shareholder reports                                             11,422
                    Custodian fees                                                                7,002
                    Pricing fees                                                                  4,046
                    Listing fees                                                                  3,631
                    Other                                                                         7,428
                                                                                           ------------
                    Total expenses                                                                               987,296
                                                                                                            ------------
                    Investment income--net                                                                     4,195,541
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                         (5,599,494)
Unrealized          Change in unrealized depreciation on investments--net                                      7,529,355
Gain (Loss) on                                                                                              ------------
Investments--Net:   Net Increase in Net Assets Resulting from Operations                                    $  6,125,402
                                                                                                            ============

                    See Notes to Financial Statements.


MuniYield Pennsylvania Insured Fund, April 30, 2000


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Six        For the
                                                                                           Months Ended      Year Ended
                                                                                            April 30,       October 31,
                    Increase (Decrease) in Net Assets:                                         2000             1999
Operations:         Investment income--net                                                 $  4,195,541     $  6,162,649
                    Realized loss on investments--net                                        (5,599,494)        (247,464)
                    Change in unrealized appreciation/depreciation on investments--net        7,529,355      (10,834,889)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations           6,125,402       (4,919,704)
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Shares                                                          (3,054,661)      (5,107,217)
Shareholders:         Preferred Shares                                                       (1,143,521)      (1,089,472)
                    Realized gain on investments--net:
                      Common Shares                                                                  --       (1,443,729)
                      Preferred Shares                                                               --         (184,564)
                    In excess of realized gain on investments--net:
                      Common Shares                                                                  --       (1,188,339)
                      Preferred Shares                                                               --         (151,916)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (4,198,182)      (9,165,237)
                                                                                           ------------     ------------

Capital Share       Proceeds from issuance of Common Shares resulting from
Transactions:       reorganization                                                           72,664,149               --
                    Proceeds from issuance of Preferred Shares resulting
                    from reorganization                                                      48,000,000               --
                    Value of shares issued to Common Shareholders in reinvestment
                    of dividends and distributions                                                   --        1,563,742
                                                                                           ------------     ------------
                    Net increase in net assets derived from capital share
                    transactions                                                            120,664,149        1,563,742
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                 122,591,369      (12,521,199)
                    Beginning of period                                                     120,245,634      132,766,833
                                                                                           ------------     ------------
                    End of period*                                                         $242,837,003     $120,245,634
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  1,124,017     $  1,126,658
                                                                                           ============     ============

                    See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived           For the Six
from information provided in the financial statements.              Months Ended
                                                                     April 30,       For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                                 2000       1999       1998     1997       1996
Per Share           Net asset value, beginning of period           $  13.62   $  16.01   $  15.86   $  15.32    $  15.36
Operating                                                          --------   --------   --------   --------    --------
Performance:        Investment income--net                              .45       1.05       1.12       1.13        1.15
                    Realized and unrealized gain (loss) on
                    investments--net                                    .01      (1.87)       .46        .66        (.03)
                                                                   --------   --------   --------   --------    --------
                    Total from investment operations                    .46       (.82)      1.58       1.79        1.12
                                                                   --------   --------   --------   --------    --------
                    Less dividends and distributions to Common
                    Shareholders:
                      Investment income--net                           (.40)      (.87)      (.88)      (.89)       (.91)
                      Realized gain on investments--net                  --       (.25)      (.27)      (.09)         --
                      In excess of realized gain on
                      investments--net                                   --       (.20)        --         --          --
                                                                   --------   --------   --------   --------    --------
                    Total dividends and distributions to Common
                    Shareholders                                       (.40)     (1.32)     (1.15)      (.98)       (.91)
                                                                   --------   --------   --------   --------    --------
                    Effect of Preferred Share activity:++++
                      Dividends and distributions to Preferred
                      Shareholders:
                        Investment income--net                         (.14)      (.19)      (.18)      (.24)       (.25)
                        Realized gain on investments--net                --       (.03)      (.10)      (.03)         --
                        In excess of realized gain on
                        investments--net                                 --       (.03)        --         --          --
                                                                   --------   --------   --------   --------    --------
                    Total effect of Preferred Share activity           (.14)      (.25)      (.28)      (.27)       (.25)
                                                                   --------   --------   --------   --------    --------
                    Net asset value, end of period                 $  13.54   $  13.62   $  16.01   $  15.86    $  15.32
                                                                   ========   ========   ========   ========    ========
                    Market price per share, end of period          $11.5625   $  12.25   $  16.50   $14.8125    $ 14.125
                                                                   ========   ========   ========   ========    ========

Total Investment    Based on market price per share                 (2.38%)+++ (18.98%)    19.82%     12.15%       9.48%
Return:**                                                          ========   ========   ========   ========    ========
                    Based on net asset value per share                2.82%+++  (7.16%)     8.58%     10.71%       6.30%
                                                                   ========   ========   ========   ========    ========

Ratios Based on     Total expenses, excluding reorganization
Average Net         expenses***                                       1.18%*     1.15%      1.11%      1.14%       1.13%
Assets of                                                          ========   ========   ========   ========    ========
Common Shares:      Total expenses***                                 1.41%*     1.15%      1.11%      1.14%       1.13%
                                                                   ========   ========   ========   ========    ========
                    Total investment income--net***                   7.69%*     7.00%      7.01%      7.30%       7.43%
                                                                   ========   ========   ========   ========    ========
                    Amount of dividends to Preferred
                    Shareholders                                      2.01%*     1.24%      1.15%      1.52%       1.62%
                                                                   ========   ========   ========   ========    ========
                    Investment income--net, to Common
                    Shareholders                                      5.68%*     5.76%      5.86%      5.78%       5.81%
                                                                   ========   ========   ========   ========    ========

Ratios Based on     Total expenses, excluding reorganization
Total Average Net   expenses                                           .77%*      .79%       .77%       .79%        .78%
Assets:***++                                                       ========   ========   ========   ========    ========
                    Total expenses                                     .92%*      .79%       .77%       .79%        .78%
                                                                   ========   ========   ========   ========    ========
                    Total investment income--net                      4.98%*     4.82%      4.90%      5.07%       5.14%
                                                                   ========   ========   ========   ========    ========

Ratios Based on     Dividends to Preferred Shareholders               3.69%*     2.73%      2.62%      3.41%       3.60%
Average                                                            ========   ========   ========   ========    ========
Net Assets of
Preferred Shares:

Supplemental        Net assets, net of Preferred Shares,
Data:               end of period (in thousands)                   $154,837   $ 80,246   $ 92,767   $ 91,071    $ 88,001
                                                                   ========   ========   ========   ========    ========
                    Preferred Shares outstanding, end of
                    period (in thousands)                          $ 88,000   $ 40,000   $ 40,000   $ 40,000    $ 40,000
                                                                   ========   ========   ========   ========    ========
                    Portfolio turnover                               22.36%     53.28%     60.52%     70.14%      75.83%
                                                                   ========   ========   ========   ========    ========

Leverage:           Asset coverage per $1,000                      $  2,760   $  3,006   $  3,319   $  3,277    $  3,200
                                                                   ========   ========   ========   ========    ========

Dividends           Series A--Investment income--net               $    476   $    681   $    655   $    853    $    901
Per Share                                                          ========   ========   ========   ========    ========
On Preferred        Series B--Investment income--net               $    199         --         --         --          --
Shares                                                             ========   ========   ========   ========    ========
Outstanding:


                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
                 ***Do not reflect the effect of dividends to Preferred Shareholders.
                  ++Includes Common and Preferred Share average net assets.
                ++++The Fund's Preferred Shares were issued on November 30, 1992
                    (Series A) and February 7, 2000 (Series B).
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



MuniYield Pennsylvania Insured Fund, April 30, 2000


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield Pennsylvania Insured Fund (the "Fund")(formerly MuniYield Pennsylvania Fund) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MPA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to seek to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2000 were $41,555,030 and $36,192,020, respectively.

Net realized losses for the six months ended April 30, 2000 and net unrealized losses as of April 30, 2000 were as follows:

                                   Realized       Unrealized
                                    Losses          Losses

Long-term investments           $  (4,877,314)  $ (1,222,092)
Financial futures contracts          (722,180)            --
                                -------------   ------------
Total                           $  (5,599,494)  $ (1,222,092)
                                =============   ============


As of April 30, 2000, net unrealized depreciation for Federal income tax purposes aggregated $1,222,092, of which $4,265,488 related to appreciated securities and $5,487,580 related to depreciated securities. The aggregate cost of investments at April 30, 2000 for Federal income tax purposes was $240,938,024.

4. Capital Share Transactions:
The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of the holders of Common Shares.

Common Shares
Shares issued and outstanding during the six months ended April 30, 2000 increased by 5,542,663 as a result of issuance of Common Shares from reorganization and during the year ended October 31, 1999 increased by 98,662 as a result of dividend reinvestment.

Preferred Shares
Auction Market Preferred Shares ("AMPS") are Preferred Shares of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2000 were 4.70% for Series A and 4.40% for Series B.

Shares issued and outstanding during the six months ended April 30, 2000 increased by 1,920 as a result of issuance of Preferred Shares from reorganization and during the year ended October 31, 1999 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $45,783 as commissions.

5. Capital Loss Carryforward:
At October 31, 1999, the Fund had a net capital loss carryforward of approximately $353,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

6. Acquisition of Other FAM-Managed Investment Companies:
On February 7, 2000, the Fund acquired all of the net assets of MuniHoldings Pennsylvania Insured Fund and MuniVest Pennsylvania Insured Fund pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of the following capital shares:

                                Common Shares          AMPS
                                  Exchanged         Exchanged

MuniHoldings Pennsylvania
Insured Fund                        2,170,570            820

MuniVest Pennsylvania Insured
Fund                                4,042,798          1,100


MuniYield Pennsylvania Insured Fund, April 30, 2000


NOTES TO FINANCIAL STATEMENTS (concluded)


In exchange for these shares, the Fund issued 5,542,663 Common
Shares and 1,920 AMPS Shares. As of that date, net assets of the acquired funds, including unrealized depreciation and accumulated net realized capital losses, were as follows:

                                                        Accumulated
                             Net         Unrealized     Net Realized
                            Assets      Depreciation   Capital Losses

MuniHoldings
Pennsylvania
Insured Fund              $46,498,659     $4,568,915     $1,583,563

MuniVest
Pennsylvania
Insured Fund              $74,165,490     $1,690,594     $8,094,669


The aggregate net assets of the Fund immediately after the acquisition amounted to $237,900,271.

7. Subsequent Event:
On May 5, 2000, the Fund's Board of Trustees declared an ordinary income dividend to holders of Common Shares in the amount of $.070255 per share, payable on May 30, 2000 to shareholders of record as of May 16, 2000.



MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Shares of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.



QUALITY PROFILE

The quality ratings of securities in the Fund as of April 30, 2000 were as follows:

                                        Percent of
S&P Rating/Moody's Rating               Net Assets

AAA/Aaa                                    75.5%
AA/Aa                                      11.5
A/A                                         4.1
BBB/Baa                                     2.8
Other++                                     4.8

++Temporary investments in short-term municipal securities.



OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
M. Colyer Crum, Trustee
Laurie Simon Hodrick, Trustee
Jack B. Sunderland, Trustee
Stephen B. Swensrud, Trustee
J. Thomas Touchton, Trustee
Fred G. Weiss, Trustee
Arthur Zeikel, Trustee
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents
Common Shares:

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Shares:

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol
MPA

Donald Cecil and Edward H. Meyer, Trustees of MuniYield Pennsylvania Insured Fund, have recently retired. The Fund's Board of Trustees wishes Mr. Cecil and Mr. Meyer well in their retirements.